POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, Analysts Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           WHEREAS, the undersigned is the President and a Trustee of the Trust;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26 day of November, 2002.

                                              /S/
                                              ----------------------------------
                                              Timothy Mackey
                                              President and Trustee

STATE OF OHIO                 )
                              )         ss:
COUNTY OF HAMILTON            )

           Before me, a Notary Public, in and for said county and state, personally appeared Timothy Mackey, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 26 day of November, 2002.

                                              /S/ JENNIFER J. KELHOFFER
                                              ----------------------------------
                                              Notary Public

                                              My commission expires:   1-11-06
                                                                     -----------

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, Analysts Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           WHEREAS, the undersigned is a Trustee of the Trust;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26 day of November, 2002.

                                               /S/
                                               ---------------------------------
                                               Dawn Szeliga
                                               Trustee

STATE OF OHIO                   )
                                )         ss:
COUNTY OF HAMILTON              )

           Before me, a Notary Public, in and for said county and state, personally appeared Dawn Szeliga, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 26 day of November, 2002.

                                           /S/  JENNIFER J. KELHOFFER
                                           -------------------------------------
                                           Notary Public

                                           My commission expires:    1-11-06
                                                                     -----------

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, Analysts Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           WHEREAS, the undersigned is the Treasurer of the Trust;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26 day of November, 2002.

                                                    /S/
                                                   -----------------------------
                                                   Mark G. Srofe, Treasurer


STATE OF OHIO                  )
                               )         ss:
COUNTY OF HAMILTON             )

           Before me, a Notary Public, in and for said county and state, personally appeared Mark G. Srofe, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 26 day of November, 2002.

                                         /S/ JENNIFER J. KELHOFFER
                                         ---------------------------------------
                                         Notary Public

                                         My commission expires:    1-11-06
                                                                ----------------